Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of NN, Inc. (the “Company”) on Form 10-Q for the interim period ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacity and date indicated below, hereby certifies pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 9, 2007                                                                                                                            /s/ Roderick R. Baty
                                                                                                                                                           Roderick R. Baty
                                                                                                                                                           Chairman, President and  Chief  Executive Officer

[A signed original of this written statement required by Section 906 has been provided to NN, Inc. and will be retained by NN, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]